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                              SPDR(R) SERIES TRUST

                         Supplement Dated May 10, 2010
                                     to the
  Statement of Additional Information Dated October 31, 2009, as supplemented

      SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF (WIP) SPDR BARCLAYS CAPITAL SHORT TERM INTERNATIONAL TREASURY BOND ETF (BWZ)
          SPDR BARCLAYS CAPITAL INTERNATIONAL TREASURY BOND ETF (BWX)

Effective May 17, 2010, the principal consideration for creations and redemptions of Creation Units of SPDR DB International Government
Inflation-Protected Bond ETF, SPDR Barclays Capital Short Term International Treasury Bond ETF and SPDR Barclays Capital International Treasury Bond ETF will be in-kind. The table on page 81 of the Statement of Additional Information is hereby amended to reflect this change.